UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2022

Fintech Ecosystem Development Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40914	86-2438985
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Springhouse Drive, Suite 204

Collegeville, PA 19426

(Address of principal executive offices, including zip code)

(610) 226-8101

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, one right and one-half of one redeemable warrant	FEXDU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	FEXD	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FEXDW	The Nasdaq Stock Market LLC
Rights included as part of the units	FEXDR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 18, 2022, Fintech Ecosystem Development Corp. (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the holders of the Company’s units (the “Units”) may elect to separately trade the shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), warrants (the “Warrants”) and rights (the “Rights”) included in the Units commencing on January 11, 2022. Each Unit is composed of one share of Class A Common Stock, one right to receive one-tenth (1/10) of one share of Class A Common Stock upon the consummation of an initial business combination (a “Right”) and one-half of one redeemable warrant (a “Warrant”), each whole Warrant to purchase one share of Class A Common Stock. No fractional Warrants will be issued upon separation of the Units and only whole Warrants will trade.

Any Units not separated will continue to trade on The Nasdaq Global Market (“Nasdaq”) under the symbol “FEXDU”. The shares of Class A Common Stock, Warrants and Rights which are separated will trade on Nasdaq under the symbols “FEXD”, “FEXDW” and “FEXDR”, respectively. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, our transfer agent, in order to separate the Units into shares of Class A Common Stock, Warrants and Rights.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 18, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2022

Fintech Ecosystem Development Corp.

By:	/s/ Saiful Khandaker
Saiful Khandaker
Chief Executive Officer